Exhibit 10.5

PURCHASE AND SALE OF MOVABLE PROPERTY

EDIN SpA

A

PRETAM SpA

In La Serena, on January 12, 2021, between Mr. LUIS ARRECHEA MIQUELARENA, Chilean, married, lawyer, identity card for foreigners number 24.907.131-5, on behalf, as evidenced, of PRETAM SpA, a business company their name, unique tax roll number 76.153.953-1, both with address at Ruta D-43, D-421, Tambillos, Coquimbo commune, hereinafter and indistinctly "the seller" or "the seller", on the one hand and on the other, Mr. FRANCISCO JAVIER SEPÚLVEDA PALACIOS, Chilean, single, surgeon, identity card for foreigners number 24.155.093-5, representing, as evidenced, EDIN SpA, company of the line of business of its name, single role tax number 76.954.732-0, both domiciled at Ruta D-43, D-421, Tambillos, Coquimbo commune, hereinafter and indistinctly as "the buying party" or "the buying party", the appearing parties, all of legal age , the following sales contract has been agreed:

FIRST. BACKGROUND. PRETAM SpA is the owner of a series of materials, parts and construction elements, which are singled out in an annex that forms an integral part of this contract.

SECOND. BUY AND SELL. By this act PRETAM SpA, sells, assigns and transfers to EDIN SpA, who, buys, accepts and acquires for itself, all the goods described in the first clause preceding.

THIRD. PRICE. The sale price is the sum of $2,137,155,875 CLP (plus VAT), price to be paid by bank transfer to the seller.

The price will be paid once: /a/ EDIN SpA disposes of the property PROPOSED LOT, resulting from the merger of Lot One A-Eight, located at calle San Ramón number one thousand five hundred and ninety, and Lot One A - Nine, located at San Ramón street number one thousand six hundred, both resulting from the subdivision of Lot One indent A, which resulted from the merger of several lots, and these, in turn, resulting from various mergers and subdivisions of the following properties: a) Site or Lot B, located in the Barrio Industrial Sector of Alto Peñuelas; b) Site or Lot Four, resulting from the subdivision of the aforementioned Lot B; and c) Lot B, resulting from the subdivision of the Rest of the El Recreo Estate, all located in the commune of Coquimbo, owned by EDIN SpA; or, /b/ the period of 5 years counted from the date of subscription of this instrument elapses; Whichever event occurs first.

It is expressly stated the amounts owed in this instrument do not accrue interest

FOURTH. STATE OF ASSETS. The Assets are sold in the state in which they are found, which is known to the buyer, with the seller responding.

FIFTH. DELIVERY. The delivery of the goods sold is carried out in this act, declaring the buyer to have received them to their entire satisfaction.

SIXTH. COMPLIANCE WITH AGREEMENTS. The parties expressly state for the record that they have fulfilled any commitment, verbal or written, or contract of promise of sale that may have been entered into previously.

SEVENTH. RESOLVING ACTIONS. The parties expressly declare that they renounce the resolving actions that may arise from the purchase contract contained in this instrument.

EIGHTH. ADDRESS. The parties establish as domicile, for all legal effects derived from this contract, the city of La Serena, extending jurisdiction before its Courts of Justice.

NINTH: PENALTY CLAUSE. The parties stipulate that in the event of a breach of the obligation established in the third clause (payment of the price), the purchasing party will be obliged to pay the sum of $96,777,455,CLP as a conventional and anticipated valuation of the damages and detriments that the breach causes. It is expressly stated that none of the amounts owed in this instrument accrue interest.

LEGAL REPRESENTATION: The legal capacity of Mr. Francisco Sepúlveda Palacios, is recorded in a public deed dated November 30, 2018, granted before Mr. Rubén Reinoso Herrera, Notary Public of La Serena.

_________________________

EDIN SpA

pp. FRANCISCO JAVIER SEPÚLVEDA PALACIOS

_________________________

PRETAM SpA

pp. LUIS ARRECHEA MIQUELARENA

ANEXO COMPRAVENTA DE BIENES DE MUEBLES

EDIN SpA

A

PRETAM SpA

	Uds.	Importe/unidad	CLP
Fundaciones tipo 1	106	981.209	177.211.686
Pilares 40x6x10	106	1.680.932	303.585.409
Vigas fundación 40x40	980 ml	112.060	187.111.957
Panel 12 de 2,50	9421m2	91.532	1.469.246.823
			2.137.155.875